FINANCIAL STATEMENTS

SBL Variable Annuity Account IV

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account IV

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account IV

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account IV (the Separate Account), as of December 31, 2024 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri

April 25, 2025

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account IV

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Managed Asset Allocation	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2024
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2024
NAA All Cap Value Series	For each of the two years in the period ended December 31, 2024
NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2024
NAA Large Core Series	For each of the two years in the period ended December 31, 2024
NAA Mid Growth Series	For each of the two years in the period ended December 31, 2024
NAA World Equity Income Series	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2024

SBL Variable Annuity Account IV

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF Managed Asset Allocation (b)	—	$—	$—	$—	$—	$—	—	$68.60
Guggenheim VIF Total Return Bond	76,343	1,111,717	1,090,181	1,090,181	(2)	1,090,179	15,643	69.70
Invesco V.I. Government Money Market	478,732	478,732	478,732	478,732	(3)	478,729	416,899	1.15
NAA All Cap Value Series (a)	27,255	725,975	921,778	921,778	(25)	921,753	7,362	125.20
NAA Large Cap Value Series (a)	158,825	5,432,727	6,591,248	6,591,248	(171)	6,591,077	14,414	457.27
NAA Large Core Series (a)	314,881	11,013,545	15,668,492	15,668,492	(355)	15,668,137	28,104	557.64
NAA Mid Growth Series (a)	32,734	1,424,811	1,711,318	1,711,318	(46)	1,711,272	6,841	250.09
NAA World Equity Income Series (a)	143,127	1,559,650	2,122,570	2,122,570	(49)	2,122,521	16,675	127.28
Neuberger Berman AMT Sustainable Equity	22,970	503,485	920,876	920,876	(20)	920,856	11,234	81.97

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Managed Asset Allocation (b)	Guggenheim VIF Total Return Bond	Invesco V.I. Government Money Market
Net assets as of December 31, 2022	$281,662	$161,411	$135,400

Investment income (loss):
Dividend distributions	3,682	3,511	6,052
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	3,682	3,511	6,052

Increase (decrease) in net assets from operations:
Capital gain distributions	2,258	—	—
Realized capital gain (loss) on investments	3,743	(43,676)	—
Change in unrealized appreciation (depreciation)	28,660	32,172	—

Net gain (loss) on investments	34,661	(11,504)	—

Net increase (decrease) in net assets from operations	38,343	(7,993)	6,052

Contract owner transactions:
Variable annuity deposits	—	12,253	—
Terminations, withdrawals and annuity payments	(21,148)	(87,142)	(6,114)
Transfers between subaccounts, net	(45)	17,133	—
Maintenance charges and mortality adjustments	(2,539)	(978)	(1,285)

Increase (decrease) in net assets from contract transactions	(23,732)	(58,734)	(7,399)

Total increase (decrease) in net assets	14,611	(66,727)	(1,347)

Net assets as of December 31, 2023	$296,273	$94,684	$134,053

Investment income (loss):
Dividend distributions	6,163	3,521	12,326
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	6,163	3,521	12,326

Increase (decrease) in net assets from operations:
Capital gain distributions	14,178	—	—
Realized capital gain (loss) on investments	60,733	(219)	—
Change in unrealized appreciation (depreciation)	(59,830)	(22,691)	—

Net gain (loss) on investments	15,081	(22,910)	—

Net increase (decrease) in net assets from operations	21,244	(19,389)	12,326

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(4,126)	(5,582)	(8,218)
Transfers between subaccounts, net	(313,391)	1,029,814	344,910
Maintenance charges and mortality adjustments	—	(9,348)	(4,342)

Increase (decrease) in net assets from contract transactions	(317,517)	1,014,884	332,350

Total increase (decrease) in net assets	(296,273)	995,495	344,676

Net assets as of December 31, 2024	$—	$1,090,179	$478,729

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA All Cap Value Series (a)	NAA Large Cap Value Series (a)	NAA Large Core Series (a)
Net assets as of December 31, 2022	$1,035,789	$7,122,695	$12,721,209

Investment income (loss):
Dividend distributions	15,173	112,437	222,842
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	15,173	112,437	222,842

Increase (decrease) in net assets from operations:
Capital gain distributions	82,457	665,661	—
Realized capital gain (loss) on investments	26,022	168,193	169,154
Change in unrealized appreciation (depreciation)	(44,673)	(352,753)	2,885,363

Net gain (loss) on investments	63,806	481,101	3,054,517

Net increase (decrease) in net assets from operations	78,979	593,538	3,277,359

Contract owner transactions:
Variable annuity deposits	413	53,626	57,136
Terminations, withdrawals and annuity payments	(111,736)	(732,186)	(1,540,964)
Transfers between subaccounts, net	6,240	(143,115)	(181,686)
Maintenance charges and mortality adjustments	(8,346)	(57,925)	(117,011)

Increase (decrease) in net assets from contract transactions	(113,429)	(879,600)	(1,782,525)

Total increase (decrease) in net assets	(34,450)	(286,062)	1,494,834

Net assets as of December 31, 2023	$1,001,339	$6,836,633	$14,216,043

Investment income (loss):
Dividend distributions	15,327	118,113	473,347
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	15,327	118,113	473,347

Increase (decrease) in net assets from operations:
Capital gain distributions	48,575	486,418	—
Realized capital gain (loss) on investments	42,698	255,065	562,112
Change in unrealized appreciation (depreciation)	(10,716)	29,347	2,491,332

Net gain (loss) on investments	80,557	770,830	3,053,444

Net increase (decrease) in net assets from operations	95,884	888,943	3,526,791

Contract owner transactions:
Variable annuity deposits	200	114,521	87,679
Terminations, withdrawals and annuity payments	(175,912)	(754,807)	(1,235,297)
Transfers between subaccounts, net	8,508	(435,572)	(796,655)
Maintenance charges and mortality adjustments	(8,266)	(58,641)	(130,424)

Increase (decrease) in net assets from contract transactions	(175,470)	(1,134,499)	(2,074,697)

Total increase (decrease) in net assets	(79,586)	(245,556)	1,452,094

Net assets as of December 31, 2024	$921,753	$6,591,077	$15,668,137

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA Mid Growth Series (a)	NAA World Equity Income Series (a)	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2022	$1,396,778	$2,119,236	$667,719

Investment income (loss):
Dividend distributions	21,947	49,835	538
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	21,947	49,835	538

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	11,305
Realized capital gain (loss) on investments	(12,461)	64,442	23,868
Change in unrealized appreciation (depreciation)	387,207	101,196	130,862

Net gain (loss) on investments	374,746	165,638	166,035

Net increase (decrease) in net assets from operations	396,693	215,473	166,573

Contract owner transactions:
Variable annuity deposits	37,878	37,578	15,445
Terminations, withdrawals and annuity payments	(85,269)	(311,696)	(78,560)
Transfers between subaccounts, net	105,257	(93,084)	30,882
Maintenance charges and mortality adjustments	(14,397)	(15,538)	(2,876)

Increase (decrease) in net assets from contract transactions	43,469	(382,740)	(35,109)

Total increase (decrease) in net assets	440,162	(167,267)	131,464

Net assets as of December 31, 2023	$1,836,940	$1,951,969	$799,183

Investment income (loss):
Dividend distributions	60,955	57,684	—
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	60,955	57,684	—

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	42,524
Realized capital gain (loss) on investments	68,548	42,268	45,347
Change in unrealized appreciation (depreciation)	174,105	144,528	112,862

Net gain (loss) on investments	242,653	186,796	200,733

Net increase (decrease) in net assets from operations	303,608	244,480	200,733

Contract owner transactions:
Variable annuity deposits	57,332	45,969	18,200
Terminations, withdrawals and annuity payments	(275,348)	(128,972)	(94,130)
Transfers between subaccounts, net	(196,100)	26,639	122
Maintenance charges and mortality adjustments	(15,160)	(17,564)	(3,252)

Increase (decrease) in net assets from contract transactions	(429,276)	(73,928)	(79,060)

Total increase (decrease) in net assets	(125,668)	170,552	121,673

Net assets as of December 31, 2024	$1,711,272	$2,122,521	$920,856

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account IV

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account IV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
NAA All Cap Value Series	—	Security Investors, LLC	—
NAA Large Cap Value Series	—	Security Investors, LLC	—
NAA Large Core Series	—	Security Investors, LLC	—
NAA Mid Growth Series	—	Security Investors, LLC	—
NAA World Equity Income Series	—	Security Investors, LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

During the current year the following subaccount name changes were made effective:
Date	New Name	Old Name
October 25, 2024	NAA All Cap Value Series	Guggenheim VIF All Cap Value
October 25, 2024	NAA Large Cap Value Series	Guggenheim VIF Large Cap Value
October 25, 2024	NAA Large Core Series	Guggenheim VIF StylePlus Large Core
October 25, 2024	NAA Mid Growth Series	Guggenheim VIF StylePlus Mid Growth
October 25, 2024	NAA World Equity Income Series	Guggenheim VIF World Equity Income

During the current year the following subaccount was liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
August 16, 2024	Guggenheim VIF Managed Asset Allocation	Invesco V.I. Government Money Market	—

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Managed Asset Allocation (b)	$20,341	$317,524
Guggenheim VIF Total Return Bond	1,034,687	16,282
Invesco V.I. Government Money Market	387,990	43,314
NAA All Cap Value Series (a)	74,581	186,149
NAA Large Cap Value Series (a)	732,092	1,262,060
NAA Large Core Series (a)	572,810	2,174,160
NAA Mid Growth Series (a)	123,861	492,182
NAA World Equity Income Series (a)	141,971	158,215
Neuberger Berman AMT Sustainable Equity	61,223	97,759

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets
Invesco V.I. Government Money Market	$1,088
NAA Large Cap Value Series	14,689
NAA Large Core Series	76,653
NAA World Equity Income Series	2,948
Neuberger Berman AMT Sustainable Equity	10,201

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.10% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.10% if the net asset value is less than $20,000, 0.95% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end.

•

Account Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Managed Asset Allocation (b)	—	(4,632)	(4,632)	—	(393)	(393)
Guggenheim VIF Total Return Bond	14,475	(234)	14,241	7,823	(8,975)	(1,152)
Invesco V.I. Government Money Market	333,151	(38,228)	294,923	231	(7,143)	(6,912)
NAA All Cap Value Series (a)	86	(1,541)	(1,455)	71	(1,152)	(1,081)
NAA Large Cap Value Series (a)	285	(2,834)	(2,549)	138	(2,485)	(2,347)
NAA Large Core Series (a)	198	(4,191)	(3,993)	775	(5,126)	(4,351)
NAA Mid Growth Series (a)	263	(2,042)	(1,779)	1,558	(1,223)	335
NAA World Equity Income Series (a)	673	(1,264)	(591)	427	(4,209)	(3,782)
Neuberger Berman AMT Sustainable Equity	250	(1,254)	(1,004)	788	(1,491)	(703)

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF Managed Asset Allocation (b)
2024	—	68.60	—	0.04	0.00	7.20
2023	4,632	63.99	296,273	0.01	0.00	14.13
2022	5,025	56.07	281,662	0.01	0.00	(16.57)
2021	5,289	67.21	355,361	0.01	0.00	12.47
2020	5,991	59.76	357,930	0.01	0.00	12.58
Guggenheim VIF Total Return Bond
2024	15,643	69.70	1,090,179	0.01	0.00	3.09
2023	1,402	67.61	94,684	0.03	0.00	6.96
2022	2,554	63.21	161,411	0.02	0.00	(16.14)
2021	5,765	75.38	434,527	0.02	0.00	(0.44)
2020	4,895	75.71	370,524	0.01	0.00	14.21
Invesco V.I. Government Money Market
2024	416,899	1.15	478,729	0.04	0.00	4.55
2023	121,976	1.10	134,053	0.04	0.00	4.76
2022	128,888	1.05	135,400	0.01	0.00	1.94
2021	173,328	1.03	178,537	0.00	0.00	—
2020	177,364	1.03	182,681	0.00	0.00	—
NAA All Cap Value Series (a)
2024	7,362	125.20	921,753	0.02	0.00	10.25
2023	8,817	113.56	1,001,339	0.01	0.00	8.52
2022	9,898	104.64	1,035,789	0.01	0.00	(1.17)
2021	10,648	105.88	1,127,487	0.02	0.00	26.95
2020	12,044	83.40	1,004,598	0.02	0.00	1.87

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
NAA Large Cap Value Series (a)
2024	14,414	457.27	6,591,077	0.02	0.00	13.46
2023	16,963	403.03	6,836,633	0.02	0.00	9.27
2022	19,310	368.85	7,122,695	0.01	0.00	(1.32)
2021	22,377	373.78	8,364,148	0.02	0.00	27.03
2020	24,784	294.24	7,292,546	0.02	0.00	2.21
NAA Large Core Series (a)
2024	28,104	557.64	15,668,137	0.03	0.00	25.88
2023	32,097	443.00	14,216,043	0.02	0.00	26.90
2022	36,448	349.09	12,721,209	0.01	0.00	(20.67)
2021	39,073	440.04	17,190,647	0.01	0.00	28.48
2020	44,043	342.50	15,082,261	0.02	0.00	18.78
NAA Mid Growth Series (a)
2024	6,841	250.09	1,711,272	0.03	0.00	17.37
2023	8,620	213.07	1,836,940	0.01	0.00	26.41
2022	8,285	168.56	1,396,778	0.00	0.00	(27.78)
2021	7,325	233.39	1,709,942	0.01	0.00	13.69
2020	8,531	205.29	1,751,562	0.01	0.00	32.10
NAA World Equity Income Series (a)
2024	16,675	127.28	2,122,521	0.03	—	12.60
2023	17,266	113.04	1,951,969	0.02	0.85	12.28
2022	21,048	100.68	2,119,236	0.02	0.85	(9.12)
2021	23,068	110.78	2,555,609	0.02	0.85	21.74
2020	26,335	91.00	2,396,486	0.03	0.85	6.66
Neuberger Berman AMT Sustainable Equity
2024	11,234	81.97	920,856	—	0.00	25.53
2023	12,238	65.30	799,183	0.00	0.00	26.55
2022	12,941	51.60	667,719	0.00	0.00	(18.65)
2021	13,252	63.43	840,519	0.00	0.00	23.17
2020	14,844	51.50	764,476	0.00	0.00	19.27

(a)	Name change. See Note 1.

SBL Variable Annuity Account IV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.